                                                                   EXHIBIT 10.14


                             EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT, dated as of July 19, 1999 (this Agreement), is by and between STORAGENETWORKS, INC., a Delaware corporation (the Employer), John C. Clavin (Employee).

     For good and valuable consideration, the Employer and the Employee agree as follows:

          1. The Employer hereby employs the Employee, and the Employee hereby accepts employment as a Senior Vice President of Marketing & Business Development, pursuant to the terms of this Agreement and the attachments hereto, including the Severance Agreement, Exhibit C. The Employee will render his services exclusively to the Employer and will not undertake any other employment or business without the prior consent of the Employer. The Employee will perform his duties with the utmost good faith and integrity.

          2. The term of employment shall begin on or about Aug 2, 1999, the Commencement Date, and continue until terminated by either party, as provided above.

          3. The Employee shall report to Peter Bell, or as otherwise directed by the President of the Employer.

          4. Employee's targeted first year compensation is $225,000. A description of the compensation package is on page 4 and 5 of this document.

          5. The Employee shall receive the standard Employer's benefit plan which includes medical and dental coverage.

          6. A). The Employee will receive additional compensation as noted in Exhibit A attached.
                  ---------

          7.   The Employer and Employee agree to the terms of Exhibits A, B and
                                                               -----------------
               C attached, which are material terms of this Agreement, and
               -
               relied upon by Employee in entering into this agreement.

          8. The Employee shall be entitled to an annual vacation of two weeks per calendar year, which accrues ratably over the twelve months of the calendar year. Accrued vacation for any partial calendar year of employment shall be ratably determined based upon the number of days of employment in such partial calendar year. Vacation accrued and not taken in any calendar year shall be carried over to, and may be taken in, the next succeeding calendar year (but may not be taken after, and shall be forfeited on, December 31 of

                                      -1-
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               such next succeeding calendar year); provided, however, accrued and untaken vacation shall at no time exceed six weeks.

          9. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the Employer at the address set forth on its signature page, and to the Employee at the address set forth on his signature page.

          10. Any controversy between the Employer and the Employee involving the construction or application of any of the terms, provisions or conditions of this Agreement shall, on the written request of either party served on the other, be submitted to binding arbitration before a neutral, mutually acceptable arbitrator sitting in Boston, Massachusetts in accordance with the National Employment Dispute Resolution Rules of the American Arbitration Association then in effect.

          11. This Agreement, including its attachments and exhibits, supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee by the Employer and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party hereto acknowledges that no representation, inducement, promise or agreement, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, or therein and that no other agreement, statement or promise not contained in this Agreement including its attachments and exhibits shall be valid or binding on either party. Any modification of this Agreement will be effective only if it is in writing and signed by the party to be charged.

          12. The failure of either party to insist on strict compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

          13. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

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          14.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          15. This Agreement may be executed in any number of identical counterparts, all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in Waltham, MA as of the date first above written.

                                        EMPLOYER:

                                        STORAGENETWORKS, INC., a
                                        Delaware Corporation

                                        By: /s/ Patrick M. Burke
                                           ---------------------------
                                        Patrick M. Burke
                                        Director of Human Resources

                                        100 5/th/ Ave.
                                        6/th/ floor
                                        Waltham, MA 02451

                                        EMPLOYEE:

                                         /s/ John C. Clavin
                                        -------------------------------
                                        Signature

                                        Address:

                                        1 Hanover St
                                        -------------------------------
                                        Newbury, MA 01951
                                        -------------------------------
                                        _______________________________

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                       Exhibit A to Employment Agreement

                                 COMPENSATION
                                 ------------

I.   Options:
     -------

     The Employee shall be eligible to receive stock options in accordance with the Employer's stock compensation program. Subject to Board approval, which will not be unreasonably withheld, the Employee shall receive options to purchase a total of 250,000 shares of common stock at an estimated $.49/share subject to the terms of the Employer's Restrictive Stock Option Plan, and the terms of the Incentive Stock Option Grant Agreement under the 1998 Stock Option Plan and amendment thereto, which the parties agree shall be presented for Board approval substantially in the form of Exhibit D.

II.  Base Salary
     -----------

     The Employer shall pay the Employee an annual base salary of $160,000 payable semi-monthly in the first year of employment, and an annual base salary amount no less than $160,000 in years subsequent to the first year of employment, unless such lower amount is agreed in writing by Employee.

III. Bonus:
     ------

     Quarterly Bonus Potential = $10,000 per quarter.
     Annual Bonus Potential = $25,000

     The employee quarterly and annual bonus is based upon Company achieving goals and objectives (50%) and Individual goals being achieved (50%).

     *If employer is able to achieve 120% of company plan additional $25,000 will be granted.



Employees Targeted 1/st/ Year Compensation
------------------------------------------

     Base Salary-guaranteed    $160,000
     Quarterly Bonus           $ 40,000
     Annual Bonus              $ 25,000
                               --------

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Total Targeted Compensation  $225,000

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